UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
                                              x
In re:                                        :   Chapter 11
                                              :
Refco Inc., et al                             :   Case Nos. 05-60006 - 05-60029,
                                              :   06-11260 - 06-11262,
                                              :   and 06-12436 (RDD)
                           Debtors.           :  (Jointly Administered)


           MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
              THE PERIOD FROM OCTOBER 1, 2006 TO OCTOBER 31, 2006
DEBTORS' ADDRESS:         One World Financial Center, 200 Liberty Street, New York, NY  10281-1094

                          MONTHLY CASH RECEIPTS RECEIVED BY REFCO INC., ET AL (IN THOUSANDS):           $1,138,362

                          MONTHLY CASH DISBURSEMENTS MADE BY REFCO INC., ET AL (IN THOUSANDS):          $1,446,442

DEBTORS' ATTORNEY:        Skadden, Arps, Slate, Meagher & Flom LLP
                          J. Gregory Milmoe (JM 0919)
                          Sally McDonald Henry (SH 0839)
                          Four Times Square
                          New York, New York 10036

REPORT PREPARER:          Refco Inc. et al.


         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                      /s/ Peter F. James
                                      ------------------
                                      Peter F. James
DATE: November 15, 2006               Controller
                                      Refco Inc./Refco Capital Markets, Ltd.(1)




______________________________

(1) Marc S. Kirschner has been appointed Chapter 11 Trustee (the "Trustee") of the estate of Refco Capital Markets, Ltd. The Trustee is seeking to maintain previous reporting arrangements and filed applications to retain the professionals responsible for preparing those reports. Those applications have been granted by that certain Final Order Authorizing the Employment of Goldin Associates, LLC and AP Services, LLC as Crisis Managers for Refco Capital Markets, Ltd. dated July 17, 2006. Mr. James has been performing the function of Controller for Refco Inc., and in that capacity has been providing services to certain of Refco Inc.'s affiliates, including Refco Capital Markets, Ltd. It is anticipated that Mr. James will continue as an estate employee and in that capacity will continue to provide services to Refco

                               Refco Inc., et al
         Index to Monthly Statement of Cash Receipts and Disbursements




                                                                            Page
                                                                            ----
                 Notes to Monthly Statement of Cash Receipts and
                 Disbursements                                                 3
Schedules:
Schedule I       Schedule of Cash Receipts and Disbursements by Debtor         4
Schedule II      Schedule of Payroll and Payroll Taxes                         5
Schedule III     Schedule of Federal, State and Local Taxes Collected,
                 Received, Due or Withheld                                     6
Schedule IV      Schedule of Professional Fee Disbursements                    7
Schedule V       Insurance Statement                                           8
Schedule VI      Schedule of Paydown of Senior Bank Debt                       9

                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
         NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                  (Unaudited)
            For the Period from OCTOBER 1, 2006 to OCTOBER 31, 2006


NOTE 1--Petition for Relief under Chapter 11

         On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco Global Capital Management LLC, Refco Global Finance Limited, Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC, and Summit Management, LLC (collectively, the "Initial Debtors"). On June 5, 2006 three additional subsidiaries and affiliates (Westminster-Refco Management LLC ("Westminster"), Refco Managed Futures, LLC ("Futures"), and Lind-Waldock Securities LLC ("Lind-Waldock")) filed petitions for relief under Chapter 11 of the Bankruptcy Code and on October 16, 2006 one additional subsidiary and affiliate (Refco Commodity Management, Inc. ("RCMI")) filed a petition for relief under Chapter 11 of the Bankruptcy Code (together Westminster, Futures, Lind-Waldock, and RCMI the "Additional Debtors") (the Initial Debtors and the Additional Debtors, collectively, the "Debtors"). On June 9, 2006 and November 15, 2006, the Court entered orders authorizing the joint administration of the Additional Debtors' cases with the Initial Debtors' cases. The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code for all cases, except Refco Capital Markets, Ltd. (05-60018), in which a Chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding.

NOTE 2--Basis of Presentation

         On October 9, 2005, after consultation by the Audit Committee with Refco Inc.'s ("Refco") independent accountants, Refco determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005,
taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, Refco is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, Refco has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.

                                                           Schedule I
                                                        Refco Inc., et al
                                     SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                                         (in thousands)
                                     For the Period from OCTOBER 1, 2006 to OCTOBER 31, 2006

                                                      Beginning                Cash                 Cash                Ending
Case #       Legal Entity                           Cash Balance             Receipts           Disbursements        Cash Balance
-------      ------------                          ---------------        -------------         -------------        ------------
05-60009     Bersec International LLC              $             -        $           -        $           -       $           -
05-60019     Kroeck & Associates LLC                           338                    1                    -                 339
06-11262     Lind-Waldock Securities LLC                         -                    -                    -                   -
05-60012     Marshall Metals, LLC                                -                    -                    -                   -
05-60014     New Refco Group Ltd., LLC                           -                    -                    -                   -
05-60020     Refco Administration, LLC                           -                    -                    -                   -
05-60017     Refco Capital Holdings, LLC (2)                    12                4,441                4,441                  11
05-60010     Refco Capital Management, LLC                       -                    -                    -                   -
05-60018     Refco Capital Markets, Ltd. (3)             1,310,355              116,355              134,106           1,292,603
05-60026     Refco Capital Trading LLC                           -                    -                    -                   -
05-60022     Refco Capital LLC (1,4)                       128,102              693,231              815,371               5,962
06-12436     Refco Commodity Management, Inc.(5)                 -                   79                   20               1,512
05-60023     Refco F/X Associates, LLC (6)                  51,626                  232                6,176              45,682
05-60016     Refco Finance Inc.                                  -                    -                    -                   -
05-60013     Refco Financial, LLC                                -                    -                    -                   -
05-60029     Refco Fixed Assets Management, LLC                 75                  187                  169                  93
05-60011     Refco Global Capital Management, LLC                -                    -                    -                   -
05-60007     Refco Global Finance Limited (7)                2,317                1,114                    -               3,432
05-60024     Refco Global Futures, LLC (8)                   8,795                1,012                7,342               2,465
05-60028     Refco Global Holdings, LLC (9)                 31,011               23,694               41,085              13,619
05-60027     Refco Group Ltd., LLC (10)                    348,921              296,534              436,245             209,210
05-60008     Refco Information Services, LLC                     -                    -                    -                   -
06-11261     Refco Managed Futures, LLC                          -                    -                    -                   -
05-60021     Refco Mortgage Securities, LLC                      -                    -                    -                   -
05-60015     Refco Regulated Companies, LLC  (11)                -                1,482                1,482                   -
05-60006     Refco Inc.                                         84                    -                    4                  80
05-60025     Summit Management, LLC                              -                    -                    -                   -
06-11260     Westminster-Refco Management LLC                    -                    -                    -                   -
                                                   ---------------        -------------         ------------        ------------
              Totals (5)                           $     1,881,636        $   1,138,362         $  1,446,442        $  1,575,010
                                                   ===============        =============         ============        ============


1 The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $4.7 million was disbursed on behalf of and reimbursed by Non-Debtors and Refco, LLC.
2 The $4.4 million in receipts for Refco Capital Holdings, LLC represents a dividend payment from Refco Securities LLC. The $4.4 million in disbursements represents their contribution, as a guarantor entity, to repay the senior bank debt (see Schedule VI).
3 The $116.4 million in receipts for Refco Capital Markets, Ltd., represents proceeds from the liquidation of securities ($108.8 million) and interest income ($7.6 million). The $134.1 million in disbursements include funding to Refco Group Ltd., LLC under a Cash Management Advance Agreement ($115.0 million) and funding to Refco Capital LLC for its allocation of professional fees ($18.5 million).
4 Receipts at Refco Capital LLC include a $120.5 million repayment of credit line loans from customers of Refco, LLC and a $27.3 million intercompany payment from Refco Securities, LLC. The $815.4 million in disbursements represents repayment of bank debt ($717.7 million), payment of professional fees ($67.5 million), return of proceeds received and held on behalf of other Refco entities ($27.6 million - primarily sales proceeds from the sale to Man Financial Inc.), and payment of operating expenses.
5 Refco Commodity Management, Inc. only reflects receipts and disbursements that occurred after petition filing date (October
        16, 2006).
6 The $6.2 million in disbursements for Refco F/X Associates, LLC includes funding to Refco Capital LLC for its allocation of professional fees ($6.0 million).
7 The $1.1 million in receipts for Refco Global Finance Limited represents sales proceeds received from Refco Capital LLC from the sale to Man Financial Inc.
8 The $1.0 million in receipts for Refco Global Futures, LLC represents sales proceeds received from Refco Capital LLC from the sale to Man Financial Inc. The $7.3 million in disbursements represents funding to Refco Capital LLC for its allocation of professional fees.
9 The $23.7 million in receipts for Refco Global Holdings, LLC represents sales proceeds from Refco Capital LLC from the sale to Man Financial Inc. ($9.5 million), Refco Canada Finance dividend ($13.8 million), and interest income ($0.3 million). The $41.1 million in disbursements represents their contribution, as a guarantor entity, to repay the senior bank debt ($12.0 million) and funding to Refco Capital LLC for its allocation of professional fees ($29.1 million).
10 The $296.5 million in receipts listed for Refco Group Ltd., LLC represents BAWAG proceeds received from the United States Department of Justice ($168.8 million), funding from Refco Capital Markets, Ltd. under a Cash Management Advance Agreement ($115.0 million), transfer from Refco Capital LLC ($11.2 million - primarily sales proceeds from the sale to Man Financial Inc.), interest income ($1.1 million), and artwork sale proceeds ($0.5 million). The $436.2 million in disbursements represents funding to Refco Capital LLC to repay the senior bank debt ($433.6 million, of which $3.0 million was returned) and to pay its allocation of professional fees ($2.6 million).
11 The $1.5 million in receipts for Refco Regulated Companies, LLC represents a dividend payment from Refco Clearing, LLC (a non-debtor). The $1.5 million in disbursements represents their contribution, as a guarantor entity, to repay the senior bank debt.

                                  Schedule II
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                     SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                (in thousands)
            For the Period from OCTOBER 1, 2006 to OCTOBER 31, 2006


                                Employee Payroll         Employer Payroll
     Gross Wages Paid(2)        Taxes Withheld(1)        Taxes Remitted (1)
     -----------------          ---------------          ---------------

            $475                      $150                     $16



1 Taxes were remitted by the Debtors to a third party vendor and paid by the vendor to the appropriate federal and state tax authorities.

2 Gross Wages were paid by the Debtors on October 13, 2006 and October 31, 2006. Of the Gross Wages, approximately $228,000 was paid on behalf of and reimbursed by the Non-Debtors and Refco, LLC.

                                 Schedule III
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                  SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                     COLLECTED, RECEIVED, DUE OR WITHHELD
                                (in thousands)
            For the Period from OCTOBER 1, 2006 to OCTOBER 31, 2006




                                                               Amount
                                                            Withheld/    Amount
                                                              Accrued      Paid
                                                              -------    ------

Federal
Domestic................................................           $0        $0
Foreign.................................................           $0        $0
                                                              -------    ------
   Total Federal Taxes..................................           $0        $0
                                                              -------    ------

State and Local
Income and Franchise....................................           $0        $3
Property................................................            0         0
Sales and Use...........................................            0         0
                                                              -------    ------

   Total State and Local................................           $0        $3
                                                              -------    ------

Total Taxes.............................................           $0        $3
                                                              =======    ======




All taxes due and owing have been paid for the current period. Also, all tax returns due during the period have been filed.

                                  Schedule IV
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                  SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS
                                (in thousands)
            For the Period from OCTOBER 1, 2006 to OCTOBER 31, 2006


                                                   October          Fees Paid
  Entity                                           Payments          To Date
  ------                                            --------          -------
  AlixPartners                                       $14,072           $20,289
  Bingham McCutchen                                    1,053             3,514
  Capstone Advisory Group                                217               217
  Conyers Dill & Pearman                                  29               125
  Fiebinger, Polak, Leon,  & Partner                     188               188
  FTI                                                  7,682             8,135
  Goldin Associates                                    6,011             7,312
  Greenhill                                            4,777             5,163
  Houlihan Lokey Howard & Zukin                        2,808             3,548
  Kasowitz, Benson, Torres & Friedman                  1,373             2,189
  Latham & Watkins                                       143               143
  Lenz & Staehelin                                        29               143
  McKenna, Long, & Aldridge                            1,316             1,316
  Milbank, Tweed, Hadley & McCloy                      7,920            11,893
  Omni Management Group                                1,041             1,903
  Sitrick And Company                                  1,145             1,714
  Skadden, Arps, Slate, Meagher & Flom LLP            17,710            25,832
  Trott & Duncan, Barristers & Attorneys                   0                21
  Wildman, Harrold, Allen, & Dixon                         6                 6
  Williams Barristers & Attorneys                         30               155
                                                 -----------       -----------
  Total Payments                                 $    67,549       $    93,807
                                                 ===========       ===========


(1) The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $1.6 million was disbursed on behalf of and reimbursed by Non-Debtors. The remaining $66.0 million was paid to professionals on behalf of and reimbursed by Debtors. Professional fees were not paid by the Debtors on behalf of Refco, LLC.

                                  Schedule V
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
                DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
            For the Period from OCTOBER 1, 2006 to OCTOBER 31, 2006





                  All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.

                                  Schedule VI
                               Refco Inc., et al
                   CASE NO. 05-60006 (Jointly Administered)
           DEBTORS' STATEMENT REGARDING PAYDOWN OF SENIOR BANK DEBT
            For the Period from OCTOBER 1, 2006 to OCTOBER 31, 2006
                                (in thousands)


                                                                  Paydown of
          Entity                                                  Bank Debt
          ------                                                  ---------
          Refco Group Ltd., LLC                                     $430,600
          Refco Capital LLC 1                                        268,974
          Refco Global Holdings, LLC                                  12,000
          Refco Capital Holdings, LLC                                  4,441
          Refco Regulated Companies, LLC                               1,482
          Refco Fixed Assets Management, LLC                             168
                                                                ------------
          Total Payments                                        $    717,665
                                                                ============


(1) The senior bank debt was paid on October 17, 2006 by Refco Capital LLC, acting as disbursement agent for Refco Group Ltd., LLC and the guarantor entities. The entities listed here funded reported amounts to Refco Capital LLC in advance of the disbursement to Bank of America.